Digirad Corporation Digirad Corporation Nasdaq: DRAD January 2008 Exhibit 99.1

®
Forward-Looking Statements
Certain statements in this presentation that are not a description of historical facts are forward-looking statements as determined by the Private Securities Litigation Reform Act of
1995. Forward-looking statements do not relate strictly to historical or current facts and include words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other terms that discuss future operating or financial performance and/or events. Examples of such forward-looking statements include, but are not limited to, statements about the Company’s revenues, expenses, margins, operations, mobile imaging services, centers of influence strategy and benefits, market conditions and trends, demand for imaging services and products, imaging modality trends, strategic growth, acquisition strategies, competitive advantages, utilization, cost control, financial results. These forward-looking statements are based upon current assumptions and expectations that involve risks and uncertainties that could cause actual events and financial performance to differ materially. Risks and uncertainties include but are not limited to, technological change, industry trends, changes in the company’s markets, and competition. More information about risks and uncertainties is available in the Company’s filings with the U.S. Securities & Exchange Commission, including
Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form
8-K. The information discussed in and during this presentation should be used in conjunction with the consolidated financial statements and notes included in those Reports and speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements. All such statements are qualified in their entirety by this cautionary statement, and
Digirad undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

DIGIRAD
Leaders in Solid-State Imaging

Digirad Imaging Solutions® (DIS)
We Make Office Calls.

1 TEAM & SYSTEM ARRIVAL UNLOADING, SET-UP

2 PATIENT STUDY BY OUR EXPERT CERTIFIED STAFF

3 QUALITY CLINICAL RESULTS READY FOR YOUR REVIEW

® Digirad Corporation provides medical diagnostic imaging products and services to physicians’ offices, hospitals and imaging centers. Business Summary Digirad Mobile Imaging Services

®
Unique solid-state technology
Compact designs
500 lb. patient-weight capacity
Portable
Multi-head (1-2-3) platform
XPO
Innovation Makes it Happen
®
Hospital
Operating Room
Departmental
Bedside
Satellite Facilities
Cardiology
Groups
General Practice
High-Quality, High-Performance Mobile Equipment
®
In-Office
Primary Care
Internal Medicine
Satellite Facilities
Cardiology
Groups
General Practice

DIGIRAD
Leaders in Solid-State Imaging

Total Number of Nuclear Medicine Patient Visits, Hospital and Nonhospital Sites, 1997-2007

Nonhospitals
Hospitals
of Patient Visits (millions)
10.9
11.8
12.6
13.5
14.5
14.9
15.7
16.5
17.2
15.2
16.3
1.9
2.3
2.5
2.9
3.3
4.4
5.0
5.3
5.7
5.3
5.8
9.0
9.5
10.1
10.6
11.2
10.5
10.7
11.2
11.5
9.9
10.5

®
Source: IMV Nuclear Survey, Oct 2007
Market decline in 2006:
- Greater pre-certification burdens
- PET impacting oncology NM
Resuming Yearly Uptrend in Nuclear Imaging Patient Visits
Continuing Trend To Non-Hospital Providers
Market recovery in 2007:
- Secular uptrend resuming
- Trend away from hospitals
- IM/GPs becoming service providers
- Higher use of imaging by IM/GPs
Nuclear Imaging Market Trend
1997     1998     1999     2000     2001     2002     2003     2004    2005     2006     2007

®
2007* 2006 2005
16.3M     100% 15.2M    100% 17.2M    100% Total
6.5M    40% 6.1M    41%   7.9M    46% Non-Cardiac
9.8M    60% 9.1M    59% 9.3M    54% Cardiac
Nuclear Imaging Patient Visits
*Estimated from 1H2007 data
Source: IMV Nuclear Survey, Oct 2007
Cardiac Studies:
Largest Segment of Nuclear Imaging Market,
Growing as Percent of Annual Market
Nuclear Imaging Market:
Cardiac Segment

®
Growth Strategy
Core imaging services
•
Increase utilization rate of existing fleet, personnel
•
Open mobile imaging services hubs in target regions
•
Expand client base: add new primary-care physicians
Centers of Influence (COI)
•
Grow revenues from existing Centers of Influence
•
Add new Centers of Influence
Strategic acquisitions
•
Complement growth platform
•
Diversify imaging services, modalities
•
Expand geographic coverage
•
Add revenues, earnings

DIGIRAD
Leaders in Solid-State Imaging

Because Your Doctor Cares

®
Core Imaging Services
–
meeting current
physician needs
Mobile Imaging For
Today’s Patient, Physician Needs
Diagnostic requirements for aging population
Trend to decentralized (non-hospital) services
Facilitates outreach programs for academia and cardiology groups
Patients prefer own primary-care physicians
Flexible, scalable response to patient loads
Solves cost issues: fixed equipment, space, upkeep
New revenue stream for primary-care practices
“We Make Office Calls”

®
Economic Benefits for Physicians’ Practices
Digirad
Imaging
Services
Trend: Costs rising faster than revenues for traditional practices
Solution: Add imaging for 29% to 60% growth of revenues
$175K
Avg. Annual
Revenue
$20K–$50K
New Annual
Revenue
$30K–$60K
New Annual
Revenue
Traditional Services   +   Nuclear Imaging   +   Ultrasound Imaging
+

®
Core Imaging Services
California
Oregon
Washington
Montana
Idaho
Nevada
Utah
Colorado
Arizona
New Mexico
Texas
Oklahoma
Tennessee
Wyoming
Kentucky
Kansas
Nebraska
South Dakota
North Dakota
Minnesota
Iowa
Missouri
Arkansas
Ohio
Indiana
Illinois
Wisconsin
Michigan
Florida
Georgia
Louisiana
S. Carolina
N. Carolina
Alabama
Mississippi
Maine
Virginia
Pennsylvania
New
York
Vermont
New Hampshire
W. Virginia
Delaware
Maryland
Massachusetts
Connecticut
Rhode Island
New Jersey
EXISTING Hubs

®
Primary-Care Physicians
– Affiliation with luminary institution
– Expert readings by cardiologists on staff at institution
– Higher retention of patients
– Ancillary revenue
Centers of Influence
– New revenues from reading fees improve staff retention
– New revenue from intervention via readings
– Coordination with primary-care physicians improves relationships, increases referrals
Digirad
– Fuller utilization of mobile imaging services assets, personnel
– Aligned with high-profile academic medical institutions
– Greater penetration of local base of primary-care physicians
– Potential for significant long-term revenue growth
A win-win-win
strategy
Centers of Influence Strategy

DIGIRAD
Leaders in Solid-State Imaging

WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
MAINE
VERMONT
NEW HAMPSHIRE
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
MARYLAND
NEVADA
IOWA
NEBRASKA
ILLINOIS
INDIANA
OHIO
UTAH
COLORADO
CALIFORNIA
KANSAS
MISSOURI
WEST VIRGINIA
VIRGINIA
KENTUCKY
NORTH CAROLINA
OKLAHOMA
ARIZONA
NEW MEXICO
ARKANSAS
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
ALASKA
FLORIDA
HAWAII

® = Existing COI (5) 4 UCLA 5 The Methodist Hospital 2 Vanderbilt University. Emory University 1 3 Penn State University Centers of Influence

®
Estimated COI Revenue Growth
- Cumulative
Hypothetical Example Based on COI Expansion 2008-2011
$0
$25
$50
$75
$100
$125
2008 2009 2010 2011
Potential Cumulative Revenue From Existing 5 COIs
Potential Incremental Revenue From Addition of 15 COIs
At 36 months COI adds $3 million to
$8 million per year in revenue based on
size/population of region
20 COIs = $110 Million in Cumulative
Annual Revenue by End 2011

BURBANK
170 Fwy
101 Fwy
Sunset Blvd
UCLA
405 Fwy
Wilshire Blvd
10 Fwy
LAX

Center of Influence Process
COI Partnership
Execution
Perform Planning
Meeting
• Finalize Blitz Timeline
• Target Market
• Top 10 customers (COI)
• Additional targeted accounts (DIS)
• General Database search within 60 miles
• Sign LOU
• Finalize PSA
• Review billing / collection requirements
• Identify Online viewing solution
• Finalize Lunch & Learn Strategy
Blitz Planning
Handoff to
Operations
• Operations Planning Meeting
• Hub Location to target customers
• Identify resources and logistics
• Equipments
• Training
• COI Protocols
• Implement Online Solution
• Initiate routs and service
• Confirm timeline
• Identify resources
• Identify collaterals needed
• Finalize databases
…. A list – called by corporate
…. B List – Residing TM blitz territory
…. C List – General list by all TM’s
• Inside Sales Strategy and script
…. Generate COI Script
…. Confirm appointments
• Sales conference call
• Blitz schedule and training
• Execute Blitz

®
Strategic Acquisition(s)
Complements to growth platform
•
Mobile imaging services
•
Centers of Influence
Diversify imaging services, modalities
•
Pre-imaging services
•
Potential addition of complimentary services to nuclear and ultrasound
Expand geographic coverage
•
Meet demand in existing regional markets
•
Add regions with unmet/underserved/rising demand for imaging services
Potential accretion (not in 2008 guidance)
•
Incremental revenues
•
Incremental net income

®
-$10
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2005 2006 2007est* 2008 est*
Consolidated Results: Trend, Outlook
*Midpoints of guidance as of January 8, 2008; net excludes estimated stock-based compensation expense.
Revenue Growth, Potential for Profitability in 2008
Net Loss/Income     Revenue

®
Comparative Operating Results
(In millions, except per share)
9-Mos 2007      Full-Year 2006          Full-Year 2005
Revenues $55.1 $71.9                      $68.2
Gross Profit 16.0 19.1                        15.2
Operating Expenses 17.6 27.3
Operating Income (Loss) (1.5) (8.2)                     (11.0)
EBITDA 4.1 (1.9)
Net Income (Loss) $(0.3) $(6.3)                     $(9.6)
Earnings (Loss) Per Share $(0.01) $(0.34)                   $(0.52)
Shares Outstanding 18.8 18.8
26.2
(5.2)
18.5

® Margins: Trend, Targets 29% 23% 27% 28% 32% 31% 10% 20% 30% 40% 2005 2006 2007est* Gross Margin SG&A as % of Rev Gross Margin Rising, SG&A Declining as % of Revenue 33% 22% Future Targets

®
Balance Sheet
(In millions, except per share data)
Liquid, Strong Ratios, No Long-Term Debt
Sep 30, 2007          Dec 31, 2006
Cash/equivalents and securities $30.8 $44.3
Total current assets 47.9 59.2
Total current liabilities 13.1 13.4
Long-term debt 0.0 0.1
Shareholders’ equity 56.2 55.4
Current ratio 3.7:1 4.4:1
Quick ratio 2.4:1 3.3:1
Working capital $34.8 $45.8
Shareholders’ equity per share $2.99 $2.95

®
2008 Guidance (January 8, 2008)
2008 Guidance
Revenue
DIS
$ 59.0M - $ 61.0M
Product
$ 21.0M - $ 23.0M
Total Revenue
$ 80.0M - $ 84.0M
Net Income/(Loss)
$ (1.0M) - $  0.5M
Note: Net income/(loss) includes stock-based comp. expense of $1M

®
Investment Merits
Growing demand for imaging services, decentralization
Expecting revenue growth in 2008: Centers Of Influence, core services
Continuing control of costs/expenses
Potential net income for 2008
Strong balance sheet (September 30, 2007)
– $30+ million cash/equivalents
– No long-term debt
– $2.99 shareholders’ equity per share
Valuation lagging peer averages
Market-cap to 2008 estimated sales: 0.8 vs. 1.6 to 1.7 for peers
Evaluating acquisition(s)
– Complement growth platform
– Incremental revenues, net income (not in 2008 guidance)

®
Stock Data
Nasdaq symbol DRAD
Three-year trading range $2.94 to $9.05
Close 12/31/07 $3.64
Average daily trading volume 29,600 shares
Shares outstanding 18.8 million
Float (shares) 12.3 million
Institutional holdings (shares) 7.7 million
Market capitalization $68.4 million

® Digirad Corporation 13950 Stowe Drive Poway, CA 92064 858-726-1600 www.digirad.com